UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 24, 2010

Everest Re Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-15731	98-0365432

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Wessex House – 2nd Floor 45 Reid Street PO Box HM 845 Hamilton HM DX, Bermuda		Not Applicable

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 441-295-0006

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On February 25, 2010, the registrant announced the appointment of Roger M. Singer to its Board of Directors effective February 24, 2010.  A copy of the press release announcing the appointment is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Mr. Singer, age 63, served as served as Senior Vice President, General Counsel and Secretary for OneBeacon Insurance Group LLC from 1989 until retiring in 2005. Mr. Singer had also served on the Board of Directors for OneBeacon Insurance Group and retained this position through 2006. Prior to joining OneBeacon Insurance Group, Mr. Singer had been the Commissioner of Insurance for the Commonwealth of Massachusetts from 1987 to 1989 and formerly the First Deputy to the Commissioner from 1985 to 1987. He had also held various positions in branches of the federal government including the Office of Consumer Affairs and Business Regulation, the Consumer Protection Division and the Federal Trade Commission.

Mr. Singer has been named to the Audit Committee, Compensation Committee and Nominating and Governance Committee.

In accordance with the registrant’s 2009 Non-Employee Director Stock Option and Restricted Stock Plan, on the date of Mr. Singer’s appointment to the Board of Directors, he received options to purchase that number of the registrant’s common shares equal to $50,000 divided by the fair market value of such shares based upon the average of the high and low trading price on that date. In addition, he received 2,000 restricted shares of the registrant in accordance with the grant issued to non-employee directors on February 24, 2010, under the 2003 Non-Employee Director Equity Compensation Plan.

Item 9.01                FINANCIAL STATEMENTS AND EXHIBITS

(c)                            Exhibits

Exhibit No.                                                      Description

99.1                                                      News Release of the registrant,
 dated February 25, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVEREST RE GROUP, LTD.

By:  /S/ DOMINIC J. ADDESSO
Dominic J. Addesso
        Executive Vice President and
Chief Financial Officer

Dated:  February 25, 2010

EXHIBIT INDEX

Exhibit
Number                                           Description of Document                                                                           Page No.

99.1                                                  News Release of the registrant,
         dated February 25, 2010                                                                                    5